SmartHeat, Inc.

MAY 2008
www.smartheatinc.com

A US Public Company - OTCBB Stock Symbol: SMHT

-Heat Energy Saving Solutions Benefiting the
Environment-

     This presentation contains "forward-looking statements" within the meaning of the “safe-harbor” provisions of the Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

SmartHeat

2005-2007 [$000s]
15000
10000
5000
0
2005
2006
2007
Revenues
Gross Profit

A Leader in China’s
Heat Energy Saving Industry

One of China’s market leaders in the heat energy saving industry – less coal used, less pollution to the environment

Engages in the manufacture, research, and sale of Plate Heat Exchangers
(PHE) and compact PHE units as well as heat meters.

Rapid sales and earnings growth -  average gross profit margins over 30%

2007 revenues of $13.3 million, net income of $2.1 million

2008 guidance: revenue of approximately $42 million, net income between
$7.4 million and  $7.7 million

COMPACT
PHE UNIT

PHEs

                 Two high margin product lines: PHEs & PHE Units

1- China Heating Association

A leading authorized OEM provider for Sondex in China: Products are sold under Sondex brand with design & service performed locally

Broad industry applications: over 50% are sold to the utilities, petrochemical and chemical processing industries

Rapid market growth: Market growth of 30% expected through 20101

Capacity: 2,330 PHEs annually with available excess production capabilities

Frequently utilized in China’s HVAC market

Internally developed R&D: Strong R&D capabilities led by company founder/CEO

A major revenue driver: 79% of total revenues in 2007, gross margins
34%

•Capacity: 700 units annually with available excess production capabilities

Advanced Heat Energy Saving
Products

Broad Product Applications

Industry applications:

  Chemicals & Petrochemicals

  Food & Beverage processing

  Energy & Utilities

  Steel

  HVAC

  Pulp & Paper

  Textiles

  Pharmaceutical

Energy saving benefits:

Improve energy efficiency by 20 to 36%1

Greater control of heat distribution and temperatures in both industrial and residential applications

Cool equipment and reduce turbine or machine pressure

1- While both SmartHeat and International brands can increase energy efficiency by 20 to 36%
for PHEs and PHE Units, respectively, other brands and styles may result in lower savings.

A Rapidly Growing Industry

1 - ALFA LAVAL, 2006 Annual Report        2 - China Heating Association               3 - Management estimate

Global – a $12 billion industry

China – the world’s fastest growing market

Worldwide markets - $12 billion (2006), of which PHE Units account for approximately $2.3 billion1

Global manufacturers include Alfa Laval, Sondex, Tranter SWEP,

Danfoss, Hisaka Works  and GEA

2007 market for PHEs approximately $2.4 billion with annual growth of 30% expected through 20102

2007 market for PHE Units approximately $139 million. Market is expected to grow at a rate of 70% annually between 2008 and 20102

PHE market dominated by western producers [>50%] while compact

PHE units market is highly fragmented among many foreign and domestic firms3

Favorable Market Environment

Government Policy

Macro Factors

Micro Factors

Economic & Societal

National

China sets new pollution
reduction standards 1
(March 2006)

20%    gdp/person energy
consumption by 2010

10%    industry expulsion
of pollutant particles by
2010

1 - PRC 11th 5-Year Plan;       2 - “What is co-heat generation?”  May 10, 2007;     3 - China Nat’l Bureau of Statistics, 2007;    4 - World Bank, July,
2007;              5 - Shenzhen Daily Nov.23, 2006;          6 - MEPS International;        7 - RFF Policy Briefing, Oct 19-20, 2006, “Consumer, Competitor,
or Collaborator?”

Power plants utilizing
PHEs with higher energy
efficiency supported

Continuing urbanization:3
Between 1990-2006 urban
population         275 million from
26% to 44%;

World Bank estimates that
between now and 2015 half of
the world’s new building
construction will take place in
China4

Increasing demand in
industries requiring PHEs:

Per-capita milk
consumption - tripled
between 2000-20055;

Steel - consumption grew at
an average rate of 10.2%
between 1989-20026

Power Plants – approx 1
new power station is built
every 10 days in China7

Worsening Air Quality

Int’l & domestic pressure to
improve air quality

PHE Sales by Industry 2007
Power plants 20%
Petrochemical 23%
Chemical Fibers 13%
Metallurgy 15%
HVAC 16%
Shipping 6%
Food 5%
Others 2%
Power plants
Petrochemical
Chemical Fibers
Metallurgy
HVAC
Shipping
Food
Others

Growing and broad distribution of customer base in almost all industries: less impacted by economic cycles

Wholesale and company direct sales channels: 40% of sales to Distributors; 60%1 sales direct to customers

Excellent after sale services: 12-18 month service warranties

70% of sales made between June and December

1 - Based on average of 2005-2007 sales

         Extensive Sales Channels

Extensive Client Network

Over 250 clients - broad distribution of customer segmentation

      Sample projects and clients:

Dalkia Heat & Power1 (Utility)

China Petroleum (Energy)

Sinopec (Energy)

China World Trade Center  (Office Tower)

Motorola (Electronics)

Bridgestone Tires (Auto Parts)

Dayilong (Coca-Cola Bottling)

1 - Dalkia is the leading provider of energy services in Europe and active in multiple JV energy projects in China

SmartHeat

LIQUID
SI - UNITS
Heat Exchange
1000
Water
Product library
Water
Flow
110.00
Inlet Temp
85.00
Outlet Temp
HOT
COLD
Outlet Temp
65.00
Inlet Temp
60.00
50.00
Max Press Drop
50.00
Design
Rating
Mechanical Design
STD
ALL
Work. Pres.:
1.60
MPa
Design Temp.:
115.00
None
AISI 304
AISI 316
Titanium
First Item
Prev Item
Next Item
Last Item
New Item
Copy Item
Special
Solution
UNITS
SI Units
US Units
Data
BATCH
Return

-

-

Real Time Product Design
Systems

Just-in-Time Design & Production

Self-designed online Computer Assistance

Design (CAD) software integrated with real

time Enterprise Resources Planning (ERP)

system allows field salesmen to input

orders, obtain draft models, access quotes,

and confirm delivery dates in minutes

Enables  inventory and production to

accurately schedule and reduces lead

production time to 5 days for PHEs and 10

days for Units

Opportunities

Leading Brand: compact PHE Units in China

Environmental Benefits: more efficient
utilization of coal

Strong business model: established reputation as
authorized SONDEX OEM

Low credit risk customers: municipal utilities
and large industrial firms, i.e., Veolia EDF,
Sinopec, China Petrol

Strong management: familiar with a range of
industries’ utilizing PHE technology

Extensive sales network: new and returning
customers.

Quality at competitive prices: equivalent to
imports at 15% lower prices, product lifespan
exceeds other domestic brands

Environmental Protection Policies:

-Coal accounts for 80% of CO2 emissions in
China today1

-Burning 1 ton of coal produces 2.5 tons of CO 21

-PHE technology can help China to reduce coal-
related emissions of CO2

Escalating energy prices:

Majority of power plants in China are fueled by
coal

Coal prices in Asia nearly tripled in the last year2

Construction & Urbanization:

-Urban population increased by 275 million
between 1990 and 20063

-4 billion square meters of new residential space
will be build by 2010 with at least 10% using
PHEs 4

Competitive Advantages

1 - Energy Information Administration  2 – global COAL 3–China National Bureau of Statistics, PRC 4 - China Heating Association

Competitive Advantages

Significant Environmental Benefits
- A Case Study-

Heating Method

Coal

Consumption

(metric tons)

Heat Produced

(Kcal)

CO2 Emitted

(tons)

Costs in Coal, USD

(excluding water and other
costs)

District

Heating System

Utilizing
SmartHeat's PHEs

550

1680-1870 KCal

1,944

$55,000

Small Boiler with
traditional

shell-and-tube PHE

1,496

1680-1870 KCal

5,293

$149,000

                                Estimated cost of heating 100,000 m2 (1,000 households) for one month with coal priced at $100/ton

The use of SmartHeat PHEs within district heating systems reduces coal consumption and related CO 2 emissions by approximately 2.7 times.

Source: Company Estimates

Note: Real costs may differ significantly depending on a number of variables.

Growth Strategies - Organic
Growth & Strategic Acquisitions

  Organic growth:

new project development

anticipate rapid growth in the heat meter sector due to favorable new government regulations that mandate broad applications of heat meters

  Strategic Acquisitions:

- potential acquisitions of compatible plate heat exchanger company and a heat meter company

  New revenue source – on-going service & maintenance fees

- current sales create a potential for future aftermarket earnings as installed
  PHEs and PHE Units age and have to undergo repairs and maintenance

- expects revenues from maintenance fees to increase to 20% of total revenues by 2012

Zhijuan Guo     CFO

Ms. Guo was appointed CFO of SmartHeat in 2002.
Before joining SmartHeat, Ms.Guo served as
Production Planning Director at Shenyang
Thermoelectric Co. and Auditing Director at Shenyang
Dongyu Group.

Strong Management Team

Wen Sha          Sales Director

Mr. Sha joined SmartHeat as Area Sales Manager in
2005. Prior to that time he served as the General
Manager of Nanjing Hui Dun Ltd., and before that time
he was with APV Accessen in Shanghai, a leading
international PHE firm, as sales director.

Jun Wang        CEO

Mr. Wang co-founded SmartHeat in 2002. Prior to that
time he served as a Sales Manager at ALFA LAVAL-
Shanghai, a Sales Manager of Honeywell in China, and
Deputy General Manager of Beijing HotNet Corporation, a
PHE components supplier.

Strong industry relationships coupled with technical knowledge have and will allow management to expand SmartHeat’s markets and profitability

SmartHeat

(amounts in $000s)	2006		2007	
Revenues	**$8,205**	100.0%	**$13,273**	100.0%
Less : Cost of Sales	5,711	69.6%	8,667	65.3%
Gross Profit	**$2,494**	30.4%	**$4,606**	34.7%
Less: Operating exp	1,643		2,369	
Operating profit	**$851**	10.4%	**$2,237**	16.9%
Taxes & Other	18		149	
Net profits	**$833**	10.2%	**$2,088**	15.7%

Financial Highlights

Since inception, SmartHeat’s management has continued to grow sales and profits through:

Expanding the product line to anticipate market needs

Shortening lead times

Implementing systems to increase efficiencies in production and

Acting as a full-service solution provider for clients PHE needs

83,986
42,465
13,273
2007
2008
2009

$000s	2007	2008	2009
Sales	13,273	42,465	83,986
Y on Y growth		219.9%	97.8%
Net Profit	2,088	7,643	15,117
Net Profit Margin	15.7%	18.0%	18.0%

Strong Sales and Earnings
Forecast

Investment Highlights

Energy saving technology with environmental friendly applications:

20-36% savings in energy costs

Reduces coal consumption and CO2 emissions by 63% - less fuel is burned to produce the same amount of heat decreasing energy costs and pollution

One of China’s market leaders in PHE heat energy saving solutions

Largest market share in PHE Units domestically1

Rapid sales & earnings growth for 2008 and beyond

Average annual revenue growth 52% in past five years

Government policy and social trends portend unbridled future growth

New markets opening supported by stable OEM sales to provide steady cash flow

Strong management – founders/managers are largest company shareholders

Experienced management team consists of industry leaders and innovators

Company intends to apply for listing on the NASDAQ stock market

1- China Heating Association